UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 18, 2026

Claritev Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400
McLean, Virginia 22102
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	CTEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure
An article published on Thursday, May 14, 2026 alleges that "DOJ launches criminal antitrust probe into Claritev." In August of 2024, Claritev Corporation (the "Company") received a confidential grand jury subpoena issued by the Antitrust Division of the Department of Justice ("DOJ") in connection with an investigation regarding health insurance. The Company has been cooperating fully with the DOJ and at no point in the subsequent two years has the DOJ informed the Company that it is the target of an investigation. We remain focused on working with clients and partners across the entire healthcare ecosystem to make healthcare more transparent, accessible, and affordable for all consumers.

The Company is furnishing the information in this Item 7.01 of this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding our opinions, beliefs, business plans and expectations. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms "believes," "anticipates," "expects," "continues," "intends," "plans," "may," "will” or "should" or, in each case, their negative or other variations or comparable terminology. These statements include all matters that are not historical facts. They appear throughout this Current Report on Form 8-K, including, but not limited to, statements regarding our continued involvement in an investigation by the Department of Justice and our ability to continue to focus on our work in the healthcare space. Such forward-looking statements are based on available current information and management’s expectations and beliefs concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that these forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual events and results to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and other documents filed or to be filed with the Securities and Exchange Commission by us. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual events and results may differ materially from those included in these forward-looking statements. We undertake no obligation to update these statements as a result of new information or future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 18, 2026

                                Claritev Corporation

                                By:    /s/ Douglas M. Garis
                                Name:    Douglas M. Garis
                                Title:    Executive Vice President and Chief Financial Officer